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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005


                                SPIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Massachusetts               0-12742                  04-2457335
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)



One Patriots Park, Bedford, Massachusetts                       01730-2396
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 781-275-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Spire Corporation (the "Company") has entered into a global consortium agreement on May 26, 2005 with Nisshinbo Industries, Inc., headquartered in Tokyo, Japan, for the development, manufacturing, and sales of solar photovoltaic module manufacturing equipment. Under the terms of the consortium agreement, Nisshinbo has purchased a permanent license to manufacture and sell Spire module manufacturing equipment for an undisclosed amount and additional royalties over the ten-year term. Spire and Nisshinbo have also agreed to pursue joint research and development, and product improvement activities. Worldwide marketing and sales will be a joint effort with Pacific Rim emphasis by Nisshinbo and Western Hemisphere emphasis by Spire.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

  Exhibit No.                      Description
  -----------                      -----------

     99.1            News Release of the Company dated June 2, 2005








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPIRE CORPORATION


Date: June 2, 2005                   By: /s/ Roger G. Little
                                         --------------------------------
                                         Roger G. Little
                                         President, Chief Executive Officer and
                                         Chairman of the Board




















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                                  EXHIBIT INDEX


  Exhibit No.                      Description
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     99.1            News Release of the Company dated June 2, 2005




























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